SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 25, 2005, Microtune, Inc., a Delaware corporation (the “Company”), held a conference call to discuss its third quarter financial results and current outlook. The call included prepared remarks by the Company’s management and a question and answer session.

In the question and answer session, in response to a question regarding the status of the Company’s development of a new silicon tuner for the Digital Television market, the Company’s CEO provided information regarding the timing of the new tuner’s availability.

The Company would like to clarify the potential availability of its new silicon tuner for Digital Television. The Company has recently received its latest revision of this new silicon tuner, which is undergoing evaluation and testing by the Company’s engineers.

The Company believes that it is still feasible to sample the tuner to key customers by the end of calendar year 2005 or the beginning of calendar year 2006. If that occurs, the Company believes that the new tuner would be available to target design wins for Digital Television that could begin production shipments in the second half of calendar year 2006.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act of 1934, as amended.

FORWARD-LOOKING STATEMENTS

All statements in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,” “estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. These forward-looking statements and other statements made elsewhere in this release are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ from anticipated results include the Company’s ability to introduce new products, achieve design wins, maintain customer and strategic partner relationships, forecast customer demand and manage inventory levels, control and budget expenses, protect proprietary technology and intellectual property, and successfully prosecute and defend any future litigation. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected results. The forward-looking statements in this Current Report on Form 8-K speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. Readers are referred to our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Date: October 25, 2005